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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 4, 1999


                     ALLEGHENY ENERGY, INC.
     (Exact name of registrant as specified in its charter)

Maryland                    1-267                  13-5531602
(State or other             (Commission File       (IRS Employer
jurisdiction of             Number)                Identification
incorporation)                                     Number)


                     10435 Downsville Pike
                     Hagerstown, MD  21740

(Address of principal executive offices)


Registrant's telephone number,
  including area code:                          (301)  790-3400


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Item 5.   Other Events.

          On March 4, 1999, the Board of Directors of Allegheny Energy, Inc. approved a program to repurchase, from time to time, Allegheny Energy, Inc's. common stock worth up to $500 million. A copy of the press release dated March 5, 1999 is attached hereto as
          Exhibit 99.1.


Item 7    Exhibits

          Ex. 99.1       Press release dated March 5, 1999




                           SIGNATURES


        Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Allegheny Energy, Inc.




Dated:  March 9, 1999           By:  /s/ Thomas K. Henderson
                                Name:    Thomas K. Henderson
                                Title:   Vice President


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                         EXHIBIT INDEX


Item No. 7   Exhibits

             Ex.  99.1       Press release dated March 5, 1999